Variable Annuities Issued by Minnesota Life

Supplement dated June 22, 2018, to the following Prospectuses dated May 1, 2018:

•  MultiOption® Guide Variable Annuity

•  MultiOption® Extra Variable Annuity

•  MultiOption® Advantage Variable Annuity

•  Waddell & Reed Advisors Retirement Builder II Variable Annuity

This Prospectus Supplement ("supplement") should be read and retained with the current variable annuity prospectus.

We are issuing this supplement to indicate that the MyPathTM Summit rider is closed for new sales as of July 9, 2018. Current holders of MyPathTM Summit will not be affected by the closure. This supplement must be accompanied by, and used in conjunction with, the current variable annuity prospectus. If you would like another copy of the current prospectus, please call us at (800) 362-3141. The prospectus and this supplement can also be found on the U.S. Securities and Exchange Commission's website (www.sec.gov) by searching File Nos. 333-182763, 333-140230, 333-212515, and 333-189593.

Please read this supplement carefully and retain it for future reference.

F91755 06-2018